EXHIBIT 10.6


                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                           ADVISORY SERVICES AGREEMENT

        THIS FIRST AMENDMENT TO AMENDED AND RESTATED ADVISORY SERVICES AGREEMENT ("Amendment") is made as of the 29th day of November, 2001 by and between American Mortgage Acceptance Company, a Massachusetts business trust (the "Trust") and Related AMI Associates, Inc., a Delaware corporation (the "Advisor").

        WHEREAS, the Trust and the Advisor have entered into an Amended and Restated Advisory Services Agreement (the "Agreement"), effective as of April 6, 1999, pursuant to which the Advisor is entitled to receive 1% ("Origination Points") of the principal amount of each Mortgage Investment (as defined in the Agreement) of the first $100,000,000 of new Mortgage Investments acquired by the Trust after April 6, 1999; and

        WHEREAS, the Trust and the Advisor desire to amend the Agreement in accordance with the terms of this Amendment in order to eliminate the $100,000,000 limit on the Advisor's right to receive the Origination Points (the "Amendment");

        NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the Trust and the Advisor agree as follows:

1. Amendment. Section 12(1) of the Agreement is deleted and replaced in its entirety by the following:

        Origination Points. The Advisor shall be entitled to receive, with respect to each Mortgage Investment originated by the Company, a portion of the origination points paid by borrowers equal to up to 1% of the principal amount of such Mortgage Investment and the Company shall receive the portion of the origination points paid by borrowers in excess of 1% of the principal amount of such Mortgage Investment. In connection with the acquisition of Mortgage Investments for the Company, the Advisor may also act as an advisor to third parties which participate with the Company in such Mortgage Investments and may receive origination points from such third parties or their borrowers.

2. No Further Amendments. Except as specifically amended by this Amendment, all of the terms, covenants and conditions of the Agreement shall remain unmodified and in full force and effect and are hereby ratified and confirmed.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of New York, without giving effect to the conflict of laws principles thereof.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same



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instrument. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes as of the date first written above. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                            [Signature Page Follows]

                                       2

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                               AMERICAN MORTGAGE ACCEPTANCE COMPANY



                               By:/s/ Stuart J. Boesky
                                  ----------------------------------------------
                                  Name:  Stuart J. Boesky
                                  Title: President and Chief Executive Officer




                               RELATED AMI ASSOCIATES, INC.



                               By:/s/ Alan P. Hirmes
                                  ----------------------------------------------
                                  Name:  Alan P. Hirmes
                                  Title: Senior Vice President




                          [Signature Page to Amendment]